Exhibit 32.2
            CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
         18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002


I, Stephanie M. Risk, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of George Risk Industries, Inc. on Form 10-Q dated July 31, 2009 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of George Risk Industries, Inc.

Date:  September 18, 2009     By:  /s/  Stephanie M. Risk
                              Stephanie M. Risk
                              Chief Financial Officer